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                                  United States



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): MAY 3, 2004






                           CITGO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)






           DELAWARE                             1-14380                       73-1173881
(State or other jurisdiction of         (Commission File Number)           (I.R.S. Employer
incorporation or organization)                                            Identification No.)
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         ONE WARREN PLACE, 6100 SOUTH YALE AVENUE, TULSA, OKLAHOMA 74136
               (Address of principal executive office) (Zip Code)





                                 (918) 495-4000
              (Registrant's telephone number, including area code)




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ITEM 7.   EXHIBITS

          C.  EXHIBITS

                    Exhibit 99.1 News Release issued by CITGO Petroleum
                    Corporation dated May 3, 2004, entitled "CITGO Announces
                    2004 First Quarter Results."

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The purpose of this report is to furnish information about CITGO Petroleum
Corporation included in its News Release, announcing 2004 first quarter results, dated May 3, 2004, a copy of which is included as Exhibit 99.1.

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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CITGO PETROLEUM CORPORATION


Date:  May 3, 2004                              /s/  Larry Krieg
                                         -------------------------------------
                                                     Larry Krieg
                                         Controller (Chief Accounting Officer)

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                                 EXHIBIT INDEX


Exhibit
  No.                         Description
-------                       -----------

 99.1 News Release issued by CITGO Petroleum Corporation dated May 3, 2004, entitled "CITGO Announces 2004 First Quarter Results."